Exhibit 10.8

Service Agreement

Party A: Guangzhou Youxin Technology Co., LTD. (or hereinafter referred to as “You”)

Address: Room 802,803, No.13, Hai’an Road, Tianhe District, Tianhe District, Guangzhou, Guangdong Province

Contact person: Rao Jile

Contact number: 18664685434

Party B: Ali Cloud Computing Co., LTD

Address: Building 3, Ali Yun Feitian Park, Yunqi Town, Xihu District, Hangzhou City, Zhejiang Province

Contact person: Xu Qun

Contact number: 4008013260

1. You pass the Aliyun account lovejohnnylin Order the following products / services provided by Aliyun:

No.	Order No.	Service Name	Model number and configuration description	Quantity	Extranet ip address (ecs only)	term of service	service charge (Yuan)	Cash amount (Yuan)

1	218833251230580	PolarDB Storage package	Storage pack specification: 1000GB Resource package type: common in mainland China	1	/	2022-10-29 00:00:00 - 2022-11-29 00:00:00	3150.00	3150.00
2	218433372450580	Relationship database RDS (monthly package)	Type of refund	6	/	2022-10-17 10:41:58	-9786.38	-9786.38
3	218433372410580	Data transfer service DTS	Type of refund	1	/	2022-10-17 10:27:57	-2340.42	-2340.42
4	218762231270580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0
5	218692561780580	Cloud Server (Pay As You Can)	Example: 16 core 64GB Enterprise class instance g6 Series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0

6	218643708480580	Cloud Server ECS (monthly package)	Example: 16 core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk:Enhanced SSD cloud disk dev xvda 80GB module attribute PL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1qsirq8ad2mwwctfwo2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1		2022-10-11 16:54:21 - 2022-11-12 00:00:00	2049.28	2049.28
7	218628893410580	DataWorks Exclusive resources (annual and monthly package)	Exclusive data integration resources: 4 vCPU 8 GiB Exclusive resource type: Exclusive number of data integration resource resources: 1 Region:East China 1 Hangzhou	1	/	2022-10-20 00:00:00 - 2022-11-20 00:00:00	492.50	492.50
8	218606594280580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp 1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	57	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0
9	218609508260580	The NAS resource package	General type base capacity: 2 TiB Package: General type NAS resource package in Hangzhou Region: East China 1 Hangzhou Resource package Type: general NAS, resource package	1	/	2022-10-19 00:00:00 - 2022-11-19 00:00:00	614.40	614.40

10	218606378720580	NAT gateway (annual and monthly package)	Billing type: charge type Name: nat Gateway type: The gateway type Region: East China 1 Hangzhou Specification: small VPC ID : vpc-bp1tm0uospvjfl38fwak1 Switch ID: switch ID	1	/	2022-10-19 00:00:00 - 2022-11-19 00:00:00	306.00	306.00
11	218570747600580	Cloud database PolarDB-(annual and monthly package)

When deleting (releasing) a cluster: Keep the automatic backup default before the last backup is released

Series: Cluster version 2-16 nodes recommendation

Cluster name: p-cgi

Create mode: Create the primary cluster

Time zone: UTC 08 00 by default

Compatibility:MySQL 5.7

Storage hot standby cluster: open

Column Index: Close

Main Available zone: Available zone I

Table name case: Not case-sensitive default

Number of nodes: 3

Node specification: 16 cores and 128 GB exclusive access

Node specification: 16 cores and 128 GB exclusive access

Node specification: 8 core and 64 GB exclusive access

Network type: a proprietary network

Database agent type: Enterprise exclusive version

Region: East China 1 Hangzhou

Storage billing type: billing by capacity billing by volume

Sub-series: exclusive specifications

VPC network: vpc-bp1tm0uospvjfl38fwak1

The VPC switch: vsw-bp1xt0gr79efqnnrkeegd

				1	/	2022-10-08 11:50:44 - 2023-04-17 00:00:00	17272.59	17272.59
12	218550741400580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e series V I/O optimization example: IO optimization instance System disk: Enhanced SSD cloud disk devxvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1	1	/	2022-10-16 00:00:00 - 2022-11-16 00:00:00	1048.00	1048.00

13	218548787540580	E-MapReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:emr.g6e4	1	/	2022-10-16 00:00:00 - 2022-11-16 00:00:00	0.00	0.00
14	218543758050580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp 1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	7	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
15	218509475710580	E-MapReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	0.00	0.00
16	218509385400580	E-MapReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	0.00	0.00
17	218510849860580	E-MapReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:8emr.g6e	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	0.00	0.00

18	218509281720580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk devxvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 120GB performance Level 1 d ev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance Level 1 d ev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	1068.00	1068.00
19	218508981720580	Cloud Server ECS (monthly package)	Example: 8-core, 32GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 100GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 200GB performance level 1	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	1356.00	1356.00
20	218509671930580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk devxvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps OS: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 100GB performance level 1 dev xvde Enhanced SSD cloud disk: 100GB performance level 1 dev xvdd Enhanced SSD cloud disk: 100GB performance level 1 dev xvdc Enhanced SSD cloud disk: 100GB performance level 1 dev xvdb	1	/	2022-10-13 00:00:00 - 2022-11-13 00:00:00	1048.00	1048.00

21	218499142890580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	57	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
22	218457492200580	DataWorksValue-added version (annual and monthly package)	Package selection: professional version Region:East China 1 Hangzhou	1	/	2022-10-28 00:00:00 - 2022-12-28 00:00:00	10000.00	10000.00
23	218442307060580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk dev xvda 60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps operating system: CentOS 7.9 64-bit Housekeeping service: Yes	7	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
24	218399872920580	DAS, professional edition	Number of usable instances: 1 Version: Professional Edition	1	/	2022-10-07 00:00:00 - 2022-11-07 00:00:00	40.00	40.00

25	218354426580580	Cloud database PolarDB-Pay As You Can

When deleting (releasing) a cluster: Keep the automatic backup default before the last backup is released

Series: Cluster version 216 nodes recommendation

Cluster name: goods

Create mode: Create the main cluster

Time zone: UTC 08 00 by default

Compatibility: MySQL 5.7

Storage hot backup cluster: open

Main Available zone: Available zone J

Table name case: Not case-sensitive default

Nodes: 2

Node specification: 16 cores and 128 GB exclusive access

Node specification: 16 cores and 128 GB exclusive access

Network type: a proprietary network

Region: East China 1 Hangzhou VPC network: automatically create the VPC network

The VPC, the switch: Automatically create a VPC, the switch

				1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
26	218354426580580	Cloud database PolarDB- annual and monthly package		1	/	212 days	-50393.44	-50393.44
27	218354311490580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	57	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

28	218351943600580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-10-05 00:00:00 - 2022-11-05 00:00:00	360.00	360.00
29	218352824450580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-10-05 00:00:00 - 2022-11-05 00:00:00	360.00	360.00
30	218288032390580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	7	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
31	218252022020580	Cloud Server ECS (monthly package)	Example: 2 core 4GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 80GB module properties Region: East China 1 Available area: East China 1 available area J CPU: 2 cores Memory: 4GB Network type: a proprietary network Virtual switch: vsw-bp 1uhw1noj0b9ahhxcy 7h Bandwidth: 20Mbps Operating system: Windows Server 2022 Data Center version 64-bit Chinese version Butler Service: Yes	1	121.40.54.155	2022-09-21 11:51:06 - 2023-09-22 00:00:00	979.20	979.20

32	218224503190580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-09-20 11:30:08 - 2023-09-21 00:00:00	1256.30	1256.30
33	218223650780580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-09-20 11:27:54 - 2023-09-21 00:00:00	1256.30	1256.30
34	218224313440580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-09-20 11:25:22 - 2023-09-21 00:00:00	1256.30	1256.30
35	218216860440580	PolarDB Storage package	Storage pack specification: 1000GB Resource package type: common in mainland China	1	/	2022-09-29 00:00:00 - 2022-10-29 00:00:00	3150.00	3150.00
36	218206645680580	DataWorks Value-added version (annual and monthly package)	Package selection: professional version Region:East China 1 Hangzhou	1	/	2022-09-28 00:00:00 - 2022-10-28 00:00:00	5000.00	5000.00
37	217819258670580	Data transfer service DTS	Type of refund	1	/	2022-09-19 10:33:33	-1775.35	-1775.35
38	217817161380580	Data transfer service DTS	Type of refund	1	/	2022-09-19 10:33:33	-4372.03	-4372.03

39	217820061240580	Microservice engine MSE (package annual and monthly package)	Type of refund	1	/	2022-09-19 09:53:11	-2492.27	-2492.27
40	218190909380580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	57	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
41	218180190820580	Relationship database RDS (monthly package)	RDS specification: 8-core, 16GB universal type Series: the high-available version Storage type: the local SSD disk Region: East China 1 Hangzhou Database type: MySQL Database version number: 5.7 Storage space: 1700 GB Public network traffic: daily deduction according to the actual use of the flow	1	/	2022-09-18 21:26:57 - 2023-04-11 00:00:00	1088.57	1088.57
42	218135222820580	Microservice engine MSE (annual and monthly package)	Number of cluster nodes: 3 Engine specification: 2-core, 4G Engine type: Nacos Engine version: 2.1 Instance name: nacos-prod Cluster monitoring: ARMS Prom etheus Product version: Professional Edition Network type: a proprietary network Public network bandwidth: 0Mbps Private network: [default] vpc-bp1tm 0uospvjf l38fwak1 Region: East China 1 Hangzhou Switch: vpc-K	1	/	2022-09-16 11:38:56 - 2023-09-17 00:00:00	13284.00	13284.00
43	218118856210580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	7	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

44	218052687460580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	2	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
45	218036163130580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	57	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
46	218021623770580	DataWorks Exclusive resources (annual and monthly package)	Exclusive data integration resources: 4 vCPU 8 GiB Exclusive resource type: Exclusive data integration resource Number of resources: 1 Region:East China 1 Hangzhou	1	/	2022-09-20 00:00:00 - 2022-10-20 00:00:00	492.50	492.50

47	218014567590580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	2	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
48	218005760870580	The NAS resource package	General type base capacity: 2 TiB Package: General type NAS resource package in Hangzhou Region: East China 1 Hangzhou resource Package Type: general NAS resource package	1	/	2022-09-19 00:00:00 - 2022-10-19 00:00:00	614.40	614.40
49	218003993140580	NAT gateway (package annual and monthly packagely)	Billing type: charge_type Name: nat Gateway type: The gateway type Region: East China 1 Hangzhou Specification: small VPC ID : vpc -bp1tm0uospvjfl 38fwak1 Switch ID: switch ID	1	/	2022-09-19 00:00:00 - 2022-10-19 00:00:00	306.00	306.00
50	217997893570580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk dev xvda60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	47	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

51	217987001980580	Data transfer service (postpaid)	Billing item: a set of running DTS instances Group type: Public cluster Function: Data synchronization Synchronization link specification: medium Public network traffic fee: charge according to the usage amount Network type: dedicated line Number of links: 1 Billing period: 1 Hour Running time: it is billed according to the actual running time Source instance: PolarDB MySQL Source example region: East China 1 Hangzhou Synchronization topology: a one-way synchronization Target instance: PolarDB MySQL Target example region: East China 1 Hangzhou	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
52	217119371950580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
53	217102135480580	Cloud Server ECS (monthly package)	Example: 8 core, 32GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 100GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-2021 0414-v2 Enhanced SSD Cloud Disk: 200GB performance level 1	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	1356.00	1356.00

54	217102533290580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud disk: 100GB performance level 1 dev xvde Enhanced SSD cloud disk: 100GB performance level 1 dev xvd d Enhanced SSD cloud disk: 100GB performance level 1 dev xvdc Enhanced SSD cloud disk: 100GB performance level 1 dev xvdb	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	1048.00	1048.00
55	217102135410580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-2021 0414-v2 Enhanced SSD Cloud Disk: 100GB performance Level 1 d ev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance level 1 d ev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	1048.00	1048.00
56	217103505050580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:8emr.g6e	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	0.00	0.00
57	217103018640580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	0.00	0.00

58	217102527890580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-08-13 00:00:00 - 2022-09-13 00:00:00	0.00	0.00
59	217088814450580	Cloud Server ECS (monthly package)	Example: 8-core 16GBecs.c6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL 0 Region: East China 1 Available area: East China 1 available area J CPU: 8 cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD Cloud Disk: 440GB performance level 1 dev xvdb	1	/	2022-08-03 18:16:30 - 2023-06-03 00:00:00	202.16	202.16
60	217015637430580	Cloud database PolarDB-annual and monthly package		1	/	222 days	-21863.02	-21863.02
61	217015637430580	Cloud database PolarDB-Pay by quantity fee

When deleting (releasing) a cluster: Keep the automatic backup default before the last backup is released

Series: Cluster version 216, one node recommendation

Cluster name: p-order

Create mode: Create the primary cluster

Time zone: UTC 08 00 by default

Compatibility: MySQL 5.7

Main available area: available H

Table name case: not case-sensitive default

Number of nodes: 2

Node specification: 8 cores and 32 GB exclusive access

Node specification: 8 cores and 32 GB exclusive access

Network type: a proprietary network

Region:East China 1 Hangzhou

VPC network:vpc -bp1tm0uospvjfl 38fwak1

The VPC switch: vsw-bp1f2c5gkhafcr8ep5wg9

				1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

62	217009522360580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
63	216929739840580	DAS, professional edition	Number of usable instances: 1 Version: Professional Edition	1	/	2022-08-07 00:00:00 - 2022-09-07 00:00:00	40.00	40.00
64	216918632960580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
65	216913519850580	Storage capacity unit package	Type of payment: All Upfront capacity:40GB Actual storage capacity: 40 Region: East China 1	1	/	2022-07-28 16:13:41 - 2023-07-29 00:00:00	408.00	408.00
66	216913519840580	Storage capacity unit package	Payment type: All Upfront capacity:200GB Actual storage, storage capacity: 200 Region: East China 1	1	/	2022-07-28 16:13:41 - 2023-07-29 00:00:00	2040.00	2040.00
67	216913410910580	PolarDB Storage package	Storage pack specification: 500 GB Resource package type: common in mainland China	1	/	2022-07-28 15:59:07 - 2022-08-29 00:00:00	1750.00	1750.00

68	216912429710580	PolarDB Storage package	Storage pack specification: 1000GB Resource package type: common in mainland China	1	/	2022-07-28 15:57:51 - 2022-08-29 00:00:00	3150.00	3150.00
69	216868964470580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-08-05 00:00:00 - 2022-09-05 00:00:00	360.00	360.00
70	216868083670580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-08-05 00:00:00 - 2022-09-05 00:00:00	360.00	360.00
71	216381856510580	Data transfer service DTS	Type of refund	1	/	2022-07-26 10:01:51	-4659.87	-4659.87
72	21638005712080	Data transfer service DTS	Type of refund	1	/	2022-07-26 10:01:51	-4510.36	-4510.36
73	216824671570580	Data transfer service (postpaid)	Billing item: a set of running DTS instances Group type: Public cluster Function: Data synchronization Synchronization link specification: medium Public network traffic fee: charge according to the usage amount Network type: dedicated line Number of links: 1 Billing period: 1 Hour Running time: it is billed according to the actual running time Source instance: PolarDB MySQL Source example region: East China 1 Hangzhou Synchronization topology: a one-way synchronization Target instance: PolarDB MySQL Target example region: East China 1vHangzhou	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

74	216811291530580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw -bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
75	216733789190580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
76	216729099510580	Cloud Server ECS (monthly package)	Example: 4-core 16GB general type g 5 series IV I/O optimization example: IO optimization example System disk: highly efficient cloud disk dev xvda 150GB Region: East China 1 Available area: East China 1 available area G CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 4Mbps Operating system: test Efficient cloud disk: 80GB module attributes module attributes	1	114.55.65.239	2022-07-21 16:47:37 - 2023-05-05 00:00:00	268.15	268.15

77	216720952540580	DataWorks Value-added version (annual and monthly package)	Package selection: professional version Region:East China 1 Hangzhou	1	/	2022-07-28 00:00:00 - 2022-08-28 00:00:00	5000.00	5000.00
78	216691986850580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 2 years	1	/	2022-07-20 10:11:48 - 2023-07-21 00:00:00	2419.50	2419.50
79	216637697320580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
80	216567467350580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

81	216486087450580	Cloud Server ECS (monthly package)	Example: 8-core 16GBecs.c6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area J CPU: 8 cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 420GB performance level 1 dev xvdb	1	/	2022-07-11 16:03:13 - 2023-06-03 00:00:00	217.55	217.55
82	216478621080580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
83	216477675920580	DataWorks Exclusive resources (annual and monthly package)	Exclusive data integration resources: 4 vCPU 8 GiB Exclusive resource type: Exclusive data integration resource Number of resources: 1 Region:East China 1 Hangzhou	1	/	2022-07-20 00:00:00 - 2022-08-20 00:00:00	492.50	492.50
84	216462902320580	NAT gateway (package annual and monthly packagely)	Billing type: charge_type Name: nat Gateway type: The gateway type Region: East China 1 Hangzhou Specification: small VPC ID : vpc -bp1tm0uospvjfl38fwak1 Switch ID: switch ID	1	/	2022-07-19 00:00:00 - 2022-08-19 00:00:00	306.00	306.00
85	216459394030580	The NAS resource package	General type base capacity: 2 TiB Package: General type NAS resource package in Hangzhou Region: East China 1 Hangzhou resource Package Type: general NAS resource package	1	/	2022-07-19 00:00:00 - 2022-08-19 00:00:00	614.40	614.40

86	216446166170580	Cloud Server ECS (monthly package)	Example: 2 core 8GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 5Mbps Operating system: CentOS 7.9 64-bit	1	47.98.140.138	2022-07-18 00:00:00 - 2023-07-18 00:00:00	1591.20	1591.20
87	216412141050580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
88	216390087600580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:emr.g6e4	1	/	2022-07-16 00:00:00 - 2022-08-16 00:00:00	0.00	0.00
89	216390778030580	Cloud Server ECS (monthly package)	Example: The 4-core 16GBecs . The g6e series V I/O optimization example: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps OS: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 100GB performance level 1 Enhanced SSD cloud disk: 100GB performance level 1 Enhanced SSD cloud disk: 100GB performance level 1 Enhanced SSD cloud disk: 100GB performance level 1	1	/	2022-07-16 00:00:00 - 2022-08-16 00:00:00	1048.00	1048.00

90	216377818020580	DAS, professional edition	Number of usable instances: 1 Version: Professional Edition	1	/	2022-07-06 16:44:33 - 2022-08-07 00:00:00	40.00	40.00
91	216310862970580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
92	216310454100580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda100GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 200GB performance level 1	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	1356.00	1356.00
93	216311728470580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 100GB Performance Level 1 d ev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB Performance Level 1 d ev xvdc Enhanced SSD Cloud Disk: 100GB performance level of 1 dev xvdb	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	1048.00	1048.00

94	216312215860580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 100GB performance Level 1 dev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	1048.00	1048.00
95	216310736020580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:8emr.g6e	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	0.00	0.00
96	216310639820580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	0.00	0.00
97	216311227990580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-07-13 00:00:00 - 2022-08-13 00:00:00	0.00	0.00

98	216242610110580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO Optimize the instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Oerating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
99	216143482820580	Data transfer service DTS	Cluster type of DTS instance running: Public cluster function: Data synchronization Snchronization link specification: small Public network traffic: charge according to the actual usage Network type: dedicated line Number of links: 1 Ordering time: 1 Hour Source instance: PolarDB MySQL Source instance area: East China 1 angzhou Synchronization topology: one-way synchronization Target instance: AnalyticDB MySQL Target instance area: East China 1 Hangzhou	1	/	2022-06-27 11:10:28 - 2023-05-03 00:00:00	4643.01	4643.01
100	216141139830580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

101	216123269210580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-07-05 00:00:00 - 2022-08-05 00:00:00	360.00	360.00
102	216124257700580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-07-05 00:00:00 - 2022-08-05 00:00:00	360.00	360.00
103	217972282440580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO Optimize the instance System disk: SSD cloud disk: dev xvda60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	7	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

104	217970726690580	Cloud Server ECS (monthly package)	Example: The 16-core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 80GB module attribute PL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1qsirq8ad2mw wctfwo 2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-09-08 16:09:09 - 2023-09-09 00:00:00	20403.16	20403.16
105	217970726680580	Storage capacity unit package	Payment type: All Upfront capacity:20GB Actual storage capacity: 20 Region: East China 1	1	/	2022-09-08 16:09:09 - 202210-09 00:00:00	19.50	19.50
106	217938562960580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
107	217933938340580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-2021 0414-v2 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1	1	/	2022-0916 00:00:00 - 20221016 00:00:00	1048.00	1048.00

108	217931379500580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:emr.g6e4	1	/	2022-09-16 00:00:00 - 202210-16 00:00:00	0.00	0.00
109	217887214340580	Storage capacity unit package	Payment type: All Upfront capacity:500GB Actual storage capacity: 500 Region: East China 1	1	/	2022-09-05 11:46:37 - 2023-03-06 00:00:00	2822.52	2822.52
110	217887214330580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t6 series column V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 60GB module properties Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo 2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-09-05 11:46:37 - 2023-09-06 00:00:00	5422.20	5422.20
111	217887214320580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t 6 series V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 60GB module properties Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo 2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-09-05 11:46:37 - 2023-09-06 00:00:00	5422.20	5422.20
112	217887214310580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 60GB module properties Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo 2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-09-05 11:46:37 - 2023-09-06 00:00:00	5422.08	5422.08

113	217887214300580	CDN / Full Station Accelerated Resource Package	Static HTTPS requests: 1 billion Resource package type: number of static HTTPS requests Package: Static HTTPS request package	1	/	2022-09-05 11:46:37 - 2023-09-06 00:00:00	2720.00	2720.00
114	217882489770580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-09-05 10:38:54 - 2023-09-06 00:00:00	1256.30	1256.30
11 5	217881960650580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
116	217866953380580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-09-13 00:00:00 - 2022-10-13 00:00:00	0.00	0.00
117	217866854720580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration: 4 emr.g6e	1	/	2022-09-13 00:00:00 - 202210-13 00:00:00	0.00	0.00

118	217865190490580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:8emr.g6e	1	/	2022-09-13 00:00:00 - 202210-13 00:00:00	0.00	0.00
119	217865973610580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 120GB performance Level 1 d ev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance Level 1 d ev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-09-13 00:00:00 - 202210-13 00:00:00	1068.00	1068.00
120	217868502770580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps OS: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 100GB performance level 1 dev xvde Enhanced SSD cloud disk: 100GB performance level 1 dev xvdd Enhanced SSD cloud disk: 100GB performance level 1 dev xvdc Enhanced SSD cloud disk: 100GB performance level 1 dev xvdb	1	/	2022-09-13 00:00:00 - 2022-10-13 00:00:00	1048.00	1048.00

121	21786694722580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 100GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-2021 0414-v2 Enhanced SSD Cloud Disk: 200GB performance level 1	1	/	2022-09-13 00:00:00 - 2022-10-13 00:00:00	1356.00	1356.00
122	217815003510580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
123	217793560620580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 60GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 420GBPL0 dev xvdc Enhanced SSD cloud disk: 2200GBPL0 dev xvdb	1	/	2022-09-01 02:10:45 - 2023-03-19 00:00:00	663.03	663.03
124	217790736080580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 60GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 420GBPL0 dev xvdc Enhanced SSD cloud disk: 2000GBPL0 dev xvdb	1	/	2022-08-31 22:01:25 - 2023-03-19 00:00:00	663.61	663.61

125	217780881200580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 60GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 420GBPL0 dev xvdc Enhanced SSD cloud disk: 1800GBPL 0 dev xvdb	1	/	2022-08-31 14:36:22 - 2023-03-19 00:00:00	2990.87	2990.87
126	217725396690580	Relationship database RDS (monthly package)	RDS specification: 8-core, 16GB universal type Series: the high-available version Storage type: the local SSD disk Region: East China 1 Hangzhou database type: MySQ L Database version number: 5.7 Storage space: 1500 GB Public network traffic: daily deduction according to the actual use of the flow	1	/	2022-08-29 15:36:22 - 2023-04-11 00:00:00	598.27	598.27
127	217719930260580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

128	217719810150580	DAS, professional edition	Number of usable instances: 1 Version: Professional Edition	1	/	2022-09-07 00:00:00 - 2022-10-07 00:00:00	40.00	40.00
129	217684695070580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb.	1	/	2022-09-05 00:00:00 - 2022-10-05 00:00:00	360.00	360.00
130	217684298000580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1		2022-09-05 00:00:00 - 2022-10-05 00:00:00	360.00	360.00
131	217648040370580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

132	217633733620580	DataWorks Value-added version (annual and monthly package)	Package selection: professional version Region:East China 1 Hangzhou	1	/	2022-08-28 00:00:00 - 2022-09-28 00:00:00	5000.00	5000.00
133	217577467730580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 60GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 420GBPL0 dev xvdc Enhanced SSD cloud disk: 900GBPL0 dev xvdb	1	/	2022-08-23 10:10:29 - 2023-03-19 00:00:00	345.96	345.96
134	217548373560580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

135	217517413470580	PolarDB Storage package	Storage pack specification: 1000GB Resource package type: common in mainland China	1	/	2022-08-29 00:00:00 - 2022-09-29 00:00:00	3150.00	3150.00
136	217484325980580	Relationship database RDS (monthly package)	RDS specification: 8-core, 16GB universal type Series: the high-available version Storage type: the local SSD disk Region: East China 1 Hangzhou Database type: MySQL Database version number: 5.7 Storage space: 1400 GB Public network traffic: daily deduction according to the actual use of the flow	1	/	2022-08-19 00:33:00 - 2023-04-11 00:00:00	626.61	626.61
137	217477234780580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
138	217464901260580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t 6 series V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 60GB module properties Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo 2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-08-18 10:12:28 - 2023-08-19 00:00:00	5763.00	5763.00

139	217440755540580	Data transfer service (postpaid)	Billing item: a set of running DTS instances Group type: Public cluster Function: Data synchronization synchronization link specification: medium Public network traffic fee: charge according to the usage amount Network type: dedicated line Number of links: 1 Billing period: 1 Hour Running time: it is billed according to the actual running time Source instance: MySQL Source example region: East China 1 Hangzhou Synchronization topology: one-way synchronization Target instance: PolarDB MySQL Target example region: East China 1 Hangzhou	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
140	217386941620580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t 6 series V I/O optimization example: IO optimization instance System disk: highly efficient cloud disk dev xvda 60GB Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit enhanced SSD cloud disk: 1100GBPL0 dev xvdb	1		2022-08-15 17:04:43 - 2023-04-01 00:00:00	380.48	380.48
141	217383568300580	PolarDB Backup	Instance_id :pc-bp1ck1215m6x0054q Region: East China 1 Hangzhou	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
142	217382970320580	Cloud database PolarDB-Pay by quantity fee

When a cluster is deleted (release): Backbackup cannot be recovered after release

Series: Cluster version 216, one node recommendation

Cluster name: p-test

Create mode: Create the primary cluster

Time zone: UTC 08 00 by default

Compatibility: MySQL 5.7

Main available area: available J

Table name case: not case-sensitive default

Number of nodes: 2

Node specification: 4 cores, 8GB, universal

Node specification: 4 cores, 8GB, universal

Network type: a proprietary network

Database agent type: Enterprise General version

Region: East China 1 Hangzhou

Storage billing type: billing by capacity billing by volume

Storage Type: PSL5

Subseries: General specification

VPC network: [default] vpc-bp1tm0uospvjfl38fwak1

VPC switch: [default] polarDB

vsw -bp1lrsirzdaxj7z0d aukj

				1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

143	217374764210580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
144	217328736580580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 120GB performance level 1 dev xvde Enhanced SSD cloud disk: 100GB performance level 1 dev xvdd Enhanced SSD cloud disk: 100GB performance level 1 dev xvdc Enhanced SSD cloud disk: 100GB performance level 1 dev xvdb	1		2022-08-12 19:01:59 - 2022-09-13 00:00:00	20.81	20.81

145	217330618300580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	18	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
146	217302818610580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	8	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
147	217284756710580	DataWorks Exclusive access Resources (annual and monthly package)	Exclusive data Integration resources: 4 vCPU 8 GiB Exclusive resource type: Exclusive data integration resource Number of resources: 1 Region:East China 1 Hangzhou	1	/	2022-08-20 00:00:00 - 2022-09-20 00:00:00	492.50	492.50
148	217255334590580	The NAS resource package	General type base capacity: 2 TiB Package: General type NAS resource package in Hangzhou Region: East China 1 Hangzhou Resource package Type: general NAS, resource package	1	/	2022-08-19 00:00:00 - 2022-09-19 00:00:00	614.40	614.40

149	217256425580580	NAT gateway (package annual and monthly packagely)	Billing type: charge_type Name: nat Gateway type: The gateway type Region: East China 1 Hangzhou Specification: small VPC ID : vpc -bp1tm0uospvjfl38fwak1 Switch ID: switch ID	1	/	2022-08-19 00:00:00 - 2022-09-19 00:00:00	306.00	306.00
150	217196785310580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	58	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
151	217183316250580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB Performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps OS: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 100G B performance level 1 Enhanced SSD cloud disk: 100G B performance level 1 Enhanced SSD cloud disk: 100G B performance level 1 Enhanced SSD cloud disk: 100GB performance level 1	1	/	2022-08-16 00:00:00 - 2022-09-16 00:00:00	1048.00	1048.00
152	217181626010580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:emr.g6e4	1	/	2022-08-16 00:00:00 - 2022-09-16 00:00:00	0.00	0.00
153	219618399660580	Log Service Prepay Plan 2.0	Resource package specification: SLS monthly package plan Resource package type: SLS monthly plan SLS monthly plan: 1000 CU	1	/	2022-11-21 10:13:19 - 2023-11-22 00:00:00	7560.00	7560.00

154	219617991090580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t 6 series V I/O optimization example: IO optimization instance System disk: highly efficient cloud disk dev xvda 60GB Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 1100GBPL0 dev xvdb	1	/	2022-11-24 00:00:00 - 2023-11-24 00:00:00	11173.00	11173.00
155	219620153020580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
156	219604030820580	PolarDB Storage package	Storage pack specification: 1000GB Resource package type: common in mainland China	1	/	2022-11-29 00:00:00 - 2022-12-29 00:00:00	3150.00	3150.00
157	219551625900580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	4	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

158	219548378300580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
159	219539010740580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
160	219515704690580	Cloud disk	Type of refund	1	/	2022-11-16 19:42:16	0.00	0.00
161	219522002220580	Cloud Server (Pay As You Can)	Type of refund	1	/	2022-11-16 19:42:16	0.00	0.00
162	219526430450580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: highly efficient cloud disk dev xvda 60GB Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Enhanced SSD cloud disk: 1100GBPL0 dev xvdb Butler Service: Yes	1	/	2022-11-16 19:42:05 - 2022-11-24 00:00:00	285.55	285.55
163	219517403660580	Cloud Server ECS (monthly package)	Type of refund	2	/	2022-11-16 19:41:13	-2581.50	-2581.50

164	219525736860580	Cloud Server (Pay As You Can)	Example: 8-core 32GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: highly efficient cloud disk dev xvda 60GB Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
165	219525736860580	Cloud disk	Region: East China 1 Available area: East China 1 available area K ESSD Cloud disk: 1100GB performance level 0 dev xvdb	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
166	219450143440580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
167	219386179940580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

168	219387368450580	DataWorks Value-added version (annual and monthly package)	Package selection: professional version Region:East China 1 Hangzhou	1	/	2022-12-28 00:00:00 - 2023-12-28 00:00:00	45000.00	45000.00
169	219387344520580	DataWorks Exclusive resources (annual and monthly package)	Exclusive data integration resources: 4 vCPU 8 GiB Exclusive resource type: Exclusive data integration resource Number of resources: 1 Region:East China 1 Hangzhou	1	/	2022-11-20 00:00:00 - 2022-12-20 00:00:00	492.50	492.50
170	219375366780580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
171	219363123210580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

172	219363002790580	NAT gateway (package annual and monthly packagely)	Billing type: charge_type Name: nat Gateway type: The gateway type Region: East China 1 Hangzhou Specification: small VPC ID : vpc -bp 1tm0uospvjfl38fwak1 Switch ID: switch ID	1	/	2022-11-19 00:00:00 - 2022-12-19 00:00:00	306.00	306.00
173	219359193960580	The NAS resource package	General type base capacity: 2 TiB Package: General type NAS resource package in Hangzhou Region: East China 1 Hangzhou Resource package Type: general NAS, resource package	1	/	2022-11-19 00:00:00 - 2022-12-19 00:00:00	614.40	614.40
174	219201243340580	Cloud Server ECS (monthly package)	Type of refund	1	/	2022-11-10 01:20:37	0.00	0.00
175	219357163990580	Cloud Server (Pay As You Can)	Example: The 16-core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk: ESSD cloud disk dev xvda 80GB module attribute PL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo2 Public network bandwidth: 0Mbps Operating system: CentOS 7.7 64-bit Housekeeping service: Yes	1	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
176	219317004700580	Cloud Server ECS (monthly package)	Example: The 16-core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 80GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.7 64-bit	1	/	2022-11-11 00:00:00 - 2023-11-11 00:00:00	19181.26	19181.26

177	219312898380580	Cloud Server ECS (monthly package)	Example: The 16-core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 80GB module attribute PL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1qsirq8ad2mwwctfwo2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-11-08 15:43:47 - 2023-11-09 00:00:00	18502.66	18502.66
178	219315713420580	Cloud Server ECS (monthly package)	Example: The 8-core 32GB process Send the performance instance t6 Series V I/O optimization example: IO optimization instance System disk: efficient cloud disk dev xvda 60GB module properties Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Virtual switch: vsw-bp 1qsirq8ad2mwwctfwo2 Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Butler Service: Yes	1	/	2022-11-08 15:29:15 - 2023-11-09 00:00:00	5163.00	5163.00
179	219316005430580	Cloud Server ECS (monthly package)	Example: The 16-core, 64 Gecs.g7ecs-6 I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda80GBPL0 Region: East China 1 Available area: East China 1 available area K CPU: 16 cores Memory: 64GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit	1	/	2022-11-12 00:00:00 - 2023-11-12 00:00:00	19181.26	19181.26
180	219306117970580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

181	219295920530580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	16	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
182	219290081200580	Cloud Shield Certificate Service	Domain name type: wildcard character The Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-11-07 17:37:25 - 2023-11-08 00:00:00	1048.50	1048.50
183	219291658600580	Cloud Shield Certificate Service	Domain name type: wildcard character Whether the Combined Issue is issued: No The SSL Certificate Service: The Certificate Resource Pack Certificate specification: Rapid DV Purchase quantity: 1 Certificate service duration: 1 year	1	/	2022-11-07 17:36:50 - 2023-11-08 00:00:00	988.50	988.50
184	219281102350580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

185	219278942840580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:emr.g6e4	1	/	2022-11-16 00:00:00 - 2022-12-16 00:00:00	0.00	0.00
186	219279237650580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1 Enhanced SSD Cloud Disk: 100GB Performance Level 1	1		2022-11-16 00:00:00 - 2022-12-16 00:00:00	1048.00	1048.00
187	219209573770580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	0.00	0.00
188	219209673180580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:4emr.g6e	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	0.00	0.00
189	219212001990580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 120GB performance Level 1 dev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance Level 1 dev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	1068.00	1068.00

190	219211617100580	Cloud Server ECS (monthly package)	Example: 8-core, 32-GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 100GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps OS: hz-EMR-4.9.0-20210414-v2 Enhanced SSD cloud disk: 200GB performance level 1	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	1356.00	1356.00
191	219211227080580	Cloud Server ECS (monthly package)	Example: 4-core 16GBecs.g6e-series V I/O optimization: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda 120GB performance level 1 Region: East China 1 Available area: East China 1 available area K CPU: 4-cores Memory: 16GB Network type: a proprietary network Bandwidth: 0Mbps Operating System: hz-EMR-4.9.0-20210414-v2 Enhanced SSD Cloud Disk: 100GB performance Level 1 dev xvde Enhanced SSD Cloud Disk: 100GB Performance Level 1 dev xvdd Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdc Enhanced SSD Cloud Disk: 100GB performance level 1 dev xvdb	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	1048.00	1048.00

192	219208688740580	E-Ma pReduce (annual and monthly package)	Region: Hangzhou The vcpu configuration:8emr.g6e	1	/	2022-11-13 00:00:00 - 2022-12-13 00:00:00	0.00	0.00
193	219194634320580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
194	219088294340580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
195	219055434300580	DAS, professional edition	Number of usable instances: 1 Version: Professional Edition	1	/	2022-11-07 00:00:00 - 2022-12-07 00:00:00	40.00	40.00
196	219016989500580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

197	219000653480580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-11-05 00:00:00 - 2022-12-05 00:00:00	360.00	360.00
198	219002333730580	Cloud Server ECS (monthly package)	Example: 2 core 8GB enterprise-class instance g6 series V I/O optimization instance: IO optimization instance System disk: Enhanced SSD cloud disk dev xvda40GBPL0 Region: East China 1 Available area: East China 1 available area I CPU: 2 cores Memory: 8GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 8.2 64-bit Enhanced SSD cloud disk: 100GB performance level 1 module attribute dev xvdb	1	/	2022-11-05 00:00:00 - 2022-12-05 00:00:00	360.00	360.00
199	218987498880580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk dev xvda60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

200	218922575570580	Cloud-native data warehouse AnalyticDBMySQL Version (annual and monthly package)	Computational resource: 64 cores, 256GB Elastic IO resource: 1 Version: warehouse version 3.0 Specification: E32 Mode: the elastic mode Region:East China 1 Hangzhou Series: Cluster version, the new version Elastic medium: HDD Proprietary network (VPC): vpc-bp1tm0uospvjfl38fwak1 Proprietary network switch: vsw-bp1f2c5gkhafcr8ep5wg9 Network type: a proprietary network Available area: East China 1 available area H	1	/	2022-10-24 16:43:24 - 2023-04-08 00:00:00	17687.44	17687.44
201	218919089090580	Cloud Server ECS (monthly package)	Example: 8-core 32GB burst performance instance t6 series V I/O optimization example: IO optimization instance System disk: highly efficient cloud disk dev xvda 80GB Region: East China 1 Available area: East China 1 available area K CPU: 8 cores Memory: 32GB Network type: a proprietary network Bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit	1	/	2022-10-27 00:00:00 - 2022-11-10 00:00:00	317.71	317.71
202	218910685760580	Cloud server (Pay As You Can)	Example: 16 cores, 64GB enterprise-class instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: randomly assigned CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	56	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00
203	218847001300580	Cloud Server (Pay As You Can)	Example: 16-core 64GB enterprise instance g6 series V I/O optimization example: IO optimization instance System disk: SSD cloud disk: dev xvda 60GB Region: East China 1 Available area: Random allocation CPU: 16 cores Memory: 64GB Network type: a proprietary network Virtual switch: vsw-bp1f2c5gkhafcr8ep5wg9 Public network bandwidth: 0Mbps Operating system: CentOS 7.9 64-bit Housekeeping service: Yes	6	/	The duration of the actual use of the service shall prevail	Based on the actual calculation, the Alibaba Cloud billing statistics shall prevail	0.00

Amount Prepayment: RMB 223011.45 (including cash: RMB 223011.45) + post-payment (actual settlement)

2. Other rights and obligations of you and Aliyun for the above services shall be subject to the terms of service jointly confirmed by both parties (the confirmation form includes but is not limited to the seal of both parties, or you will click the online confirmation when ordering the service).

3. You should pay on time. If you choose the prepaid service, Aliyun will start to provide services for you after you pay. If you do not pay within 7 days after placing the order, all the behaviors you reach with Aliyun regarding the service will be invalid. If you choose the post-paid service, you will use the service first and pay by the hour or by the day according to the use of the different ordered products. For the specific deduction rules of each product, please check at www.aliyun.com. The product page shall be subject to the effective billing mode and standards published on the page.

4. Aliyun reserves not to provide services and/or technical support to you until you pay the full fee as agreed, or to terminate the service and/or technical support rights. At the same time, Alicloud reserves the right to pursue legal responsibility for the overdue behavior in the post-payment services.

5. You should pay the payment to the following account number designated by Aliyun

Account name: Alicloud Computing Co., LTD

Bank: China Merchants Bank Hangzhou Gaoxin Sub-branch

Account No.: 571905493610702020002664

6. Invoice: you can log in to www.aliyun.com click to apply for invoice, Alicloud will issue equal invoice to you and mail to you.

Party A: Guangzhou Youxin Technology Co., LTD	Party B: Ali Cloud, Computing Co., LTD

(Seal office)	(Seal office)

Date:	Date: 21-22-2022